

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Managed Pension Assets Partnership 1988-2, Ltd.'s balance sheet and statement of operations  contained in its Form 10-Q for the quarter  ended March 31, 1998 and is qualified in its entirety by reference to such finanacial statements.
</LEGEND>

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              DEC-31-1998
<PERIOD-END>                                   MAR-31-1998
<CASH>                                         99,598
<SECURITIES>                                   0
<RECEIVABLES>                                  29,958
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               129,556
<PP&E>                                         1,608,133
<DEPRECIATION>                                 (1,212,127)
<TOTAL-ASSETS>                                 525,562
<CURRENT-LIABILITIES>                          2,496
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     523,066
<TOTAL-LIABILITY-AND-EQUITY>                   525,562
<SALES>                                        20,498
<TOTAL-REVENUES>                               21,795
<CGS>                                          0
<TOTAL-COSTS>                                  12,177<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                2,130
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            2,130
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   2,130
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


